EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report on Form 10-K of EDAC Technologies Corporation (the “Company”) for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	March 21, 2006	/s/ Dominick A. Pagano

Dominick A. Pagano
Chief Executive Officer

Dated:	March 21, 2006	/s/ Glenn L. Purple

Glenn L. Purple
Chief Financial Officer
     A signed original of this written statement required by Section 906 has been provided to EDAC Technologies Corporation and will be retained by EDAC Technologies Corporation and furnished to the Securities and Exchange Commission or its staff upon request